UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934.




                    June 3, 2004                                 0-30629
                    ------------                                 -------
  Date of Report (Date of earliest event reported)       Commission File Number

                             SPEARHEAD LIMITED, INC.
                             -----------------------
             (Exact name of registrant as specified in its charter)


                    Florida                                    59-1796257
                    -------                                    ----------
         (State or other jurisdiction                       (I.R.S. Employer
       of incorporation or organization)                  Identification Number)



                          21218 St. Andrews Blvd., #509
                              Boca Raton, FL 33433
                              --------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (561) 912-9977
                                 --------------
              (Registrant's telephone number, including area code)


                              TOTAL FIRST AID, INC.
                              ---------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Effective on June 3, 2004, Spearhead Limited, Inc. (f/k/a Total First Aid, Inc.), consummated its acquisition of all of the issued and outstanding shares of capital stock of Progestic International Inc. and FSG Consultants Inc., and on June 17, 2004, filed a Current Report on Form 8-K to disclose completion of those acquisitions. The purpose of this filing is to amend the Current Report on Form 8-K by filing certain financial statements and financial information required by Regulation S-X and identified in Item 7 below.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS

         (a) The following financial statements of the business acquired, for the periods specified in Rule 3-05(b) of Regulation S-K, are filed herewith:

Progestic International Inc.
----------------------------

    o        Table of Contents to Financial Statements of Progestic
             International, Inc.
    o        Report of Independent Chartered Accountants
    o        Statements of Earnings for the Years Ended September 30, 2003
             and 2002
    o Statements of Retained Earnings for the Years Ended September 30, 2003 and 2002
    o        Statements of Cash Flows the Years Ended September 30, 2003
             and 2002
    o        Balance Sheet as of September 30, 2003 and 2002
    o        Notes to Financial Statements

FSG Consultants Inc.

    o        Table of Contents to Financial Statements of FSG Consultants Inc.
    o        Report of Independent Chartered Accountants
    o        Statements of Earnings for the Years Ended March 31, 2004 and 2003
    o        Statements of Retained Earnings for the Years Ended March 31, 2004
             and 2003
    o        Statements of Cash Flows the Years Ended March 31, 2004 and 2003
    o        Balance Sheet as of March 31, 2004 and 2003
    o        Notes to Financial Statements

         (b) The following pro forma financial information required by Article 11 of Regulation S-X is filed herewith:

    o        Introduction to Unaudited Pro Forma Consolidated Financial
             Statements
    o        Unaudited Pro Forma Consolidated Balance Sheet at December 31, 2003
    o Notes to Unaudited Pro Forma Consolidated Balance Sheet as at December 31, 2003

    o Unaudited Pro Forma Consolidated Statement of Profit (Loss) for the Year Ended December 31, 2003
    o        Unaudited Pro Forma Consolidated Balance Sheet as at March 31, 2004
    o        Notes to Unaudited Pro Forma Consolidated Balance Sheet as at
             March 31, 2004
    o        Notes to Unaudited Pro Forma Consolidated Statement of Profit
             (Loss) for the Three Months Ended March 31, 2004

         (c)      Exhibits.

         10.1 Share Purchase Agreement dated April 30, 2004 by and between Total First Aid, Inc. and the Shareholders of Progestic International Inc. (1)

         10.2 Consulting Agreement dated effective June 3, 2004 by and between Total First Aid, Inc., 6237819 Canada Inc. and Jean LaBelle (2)

         10.3 Share Purchase Agreement dated May 12, 2004 by and between Total First Aid, Inc. and the Shareholders of FSG Consultants Inc. (3)

         10.4 Consulting Agreement dated effective June 3, 2004, by and between Total First Aid, Inc., 6067425 Canada Inc. and Gilles Caron

         ----------------------
         (1) Incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed June 17, 2004.

         (2) Incorporated by reference to Exhibit 10.2 to the Company's Current Report on Form 8-K filed June 17, 2004.

         (3) Incorporated by reference to Exhibit 10.3 to the Company's Current Report on Form 8-K filed June 17, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated: August 13, 2004                      SPEARHEAD LIMITED, INC.



                                            By:  /s/ Michel L. Marengere
                                                 -----------------------------
                                                 Michel L. Marengere
                                                 Chief Executive Officer

PROGESTIC INTERNATIONAL INC.

US $ FINANCIAL STATEMENTS
SEPTEMBER 30, 2003




Balance sheet                                                       1
Statement of retained earnings                                      2
Statement of income                                                 3
Statement of cash flows                                             4
Notes to financial statements                                     5 - 8



Please note: Balance sheet (and amortization) has been converted at the closing rate Income statement has been converted at the average rate.

         Average US                    0.6833                 0.6358
         Closing US                    0.7408                   0.63

Auditors Report

To the Shareholders,
Progestic International Inc.

We have audited the balance sheet of Progestic International Inc. as at September 30, 2003 and the statements of retained earnings, income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of Progestic International Inc. as at September 30, 2003 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.



Orleans, Ontario
December 17, 2003                                  GUINDON CHARRON
                                                   Chartered Accountants

PROGESTIC INTERNATIONAL INC.                                              PAGE 1

BALANCE SHEET
AS AT SEPTEMBER 30, 2003

                                                              US $            US $
                                                              2003            2002
------------------------------------------------------------------------------------
CURRENT ASSETS
               Accounts receivable (note 3)               $   883,502    $   860,489
               Income taxes recoverable                        11,563          8,509
               Work in progress (note 1)                      144,131        112,090
               Prepaid expenses                                18,334         21,598
------------------------------------------------------------------------------------
                                                            1,057,530      1,002,686
------------------------------------------------------------------------------------

INVESTMENTS (NOTE 4)                                           67,088         66,882
DEFERRED DEVELOPMENT COSTS                                       --           90,088
CAPITAL ASSETS (NOTES 1 AND 5)                                258,289        323,820
------------------------------------------------------------------------------------
                                                          $ 1,382,907    $ 1,483,476
====================================================================================

CURRENT LIABILITIES
               Bank overdraft (note 7)                    $   175,266    $   111,618
               Accounts payable and accrued liabilities       601,167        527,868
------------------------------------------------------------------------------------
                                                              776,433        639,486
------------------------------------------------------------------------------------

SHAREHOLDERS' EQUITY
               Realized exchange gains or losses              (41,628)           154
               Capital stock (note 6)                         691,755        620,149
               (Deficit) Retained earnings                    (43,653)       223,687
------------------------------------------------------------------------------------
                                                              606,474        843,836
------------------------------------------------------------------------------------
                                                          $ 1,382,907    $ 1,483,476
====================================================================================

PROGESTIC INTERNATIONAL INC.                                              PAGE 2

STATEMENT OF RETAINED EARNINGS
FOR THE YEAR ENDED SEPTEMBER 30, 2003
                                                       US $              US $
                                                       2003              2002
--------------------------------------------------------------------------------

BALANCE - BEGINNING OF YEAR                          $ 223,687        $ 242,891
NET (LOSS) INCOME FOR THE YEAR                        (263,678)          18,634
--------------------------------------------------------------------------------
                                                       (39,991)         261,525
DIVIDENDS                                               (3,662)         (37,838)
--------------------------------------------------------------------------------
(DEFICIT) BALANCE - END OF YEAR                      $ (43,653)       $ 223,687
================================================================================

PROGESTIC INTERNATIONAL INC.                                              PAGE 3

STATEMENT OF INCOME
FOR THE YEAR ENDED SEPTEMBER 30, 2003
                                                       US $             US $
                                                       2003             2002
--------------------------------------------------------------------------------
REVENUE
               Fees                                $ 5,981,475      $ 6,172,440
--------------------------------------------------------------------------------

EXPENSES
               Direct service delivery               4,724,883        4,279,509
               Marketing                               549,992          546,106
               Administration                          606,653          818,183
               Corporate                               209,831          274,272
               Amortization                            168,594          225,802
               Financing                                15,155           28,360
--------------------------------------------------------------------------------
                                                     6,275,108        6,172,232

NET (LOSS) INCOME BEFORE INCOME TAXES                 (293,633)             208

INCOME TAXES
               Income taxes recovered                  (29,955)         (18,426)
--------------------------------------------------------------------------------
NET (LOSS) INCOME FOR THE YEAR                     $  (263,678)     $    18,634
================================================================================

PROGESTIC INTERNATIONAL INC.                                             PAGE 4

STATEMENT OF CASH FLOWS
FOR THE YEAR ENDED SEPTEMBER 30, 2003

CASH PROVIDED BY (USED FOR)
                                                                               US $         US $
                                                                               2003         2002
---------------------------------------------------------------------------------------------------

OPERATING ACTIVITIES
               Net (loss) income for the year                               $(263,678)   $  18,634
               Items not affecting cash:
                 Amortization                                                 168,594      225,802
               Net change in non cash working capital balances related to
                 operations (note 7)                                           18,455     (198,689)
---------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS (USED IN) FROM OPERATING
     ACTIVITIES                                                               (76,629)      45,747
---------------------------------------------------------------------------------------------------
FINANCING ACTIVITIES
               Due to shareholders                                               --        (37,758)
               Redemption of capital stock                                     71,606      (40,973)
               Realized exchange gains or losses                              (41,782)         154
               Dividends                                                       (3,662)     (37,838)
---------------------------------------------------------------------------------------------------
CASH AND EQUIVALENTS USED IN FINANCING ACTIVITIES                              26,162     (116,415)

INVESTING ACTIVITIES
               Decrease (increase) in investments                                (206)     (56,124)
               Investment in development costs                                   --       (180,174)
               Purchase of capital assets                                     (12,975)     (79,876)

CASH AND EQUIVALENTS USED IN INVESTING ACTIVITIES                             (13,181)    (316,174)
---------------------------------------------------------------------------------------------------
DECREASE IN CASH AND EQUIVALENTS                                              (63,648)    (386,842)

(DEFICIT) CASH AND EQUIVALENTS - BEGINNING OF YEAR                           (111,618)     275,224
---------------------------------------------------------------------------------------------------
DEFICIT - END OF YEAR                                                       $(175,266)   $(111,618)
===================================================================================================

Bank overdraft                                                              $(175,266)   $(111,618)
===================================================================================================

PROGESTIC INTERNATIONAL INC.                                              PAGE 5

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

1. SIGNIFICANT ACCOUNTING POLICIES

         (A) ORGANIZATION

         The Company was incorporated on September 29, 1994 under the Canada Business Corporations Act and offers a broad range of management consulting and computer services.


         (B) WORK IN PROGRESS

         The amount is recorded at the lesser of cost and net realizable value.

         (C) DEPRECIATION AND AMORTIZATION

         Depreciation is calculated on the declining balance basis at the following rates:

                     Office equipment                     20%
                     Computer hardware                    30%
                     Computer software                   100%

         Amortization of leasehold improvements is calculated using the straight line basis over the term of the lease.


         (D) INVESTMENTS

         The company's investment in a subsidiary is accounted for on the basis of the equity method. Under this method, the company's share of net income or loss arising from the subsidiary, at its balance sheet date, is recognized currently in the accounts. Cash drawings from the subsidiary are credited to the investment account. Financial statements disclosing this investment on a consolidated basis would not be materially different from the statement presentation adopted and accordingly, consolidated statements are not prepared.

2. FINANCIAL INSTRUMENTS

         The Corporation's financial instruments consist of cash and cash equivalents, accounts receivable, work in progress, prepaid expenses, investments and accounts payable and accrued liabilities. Unless otherwise noted, it is management's opinion that the Corporation is not exposed to significant interest rate of credit risk arising from these financial instruments.

3. ACCOUNTS RECEIVABLE         US $        US $
                               2003        2002
         ---------------------------------------
         Trade               $862,834   $847,747
         Recoverable costs     20,668     12,742
         ---------------------------------------
                             $883,502   $860,489
         =======================================

PROGESTIC INTERNATIONAL INC.                                              PAGE 6

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

         4. INVESTMENTS AND RELATED PARTY TRANSACTIONS         US $       US $
                                                               2003       2002
         ----------------------------------------------------------------------
         Shares in Progestic Consultants in Management and
              informatics                                    $  --     $   441
         Shares in Progestic USA Inc.                           --         630
         Cash advances to these related parties                 --       9,687
         Shares in Cybershop                                       9         8
         Loan receivable from Cybershop                       67,079    56,116
         ----------------------------------------------------------------------
                                                             $67,088   $66,882
         ======================================================================

         Cash advances are non-interest bearing and are repayable on demand.

         5. CAPITAL ASSETS

                                                                US $         US $
                                                                2003         2002
         --------------------------------------------------------------------------
                                               ACCUMULATED
                                     COST      DEPRECIATION
                                                                 NET          NET
         --------------------------------------------------------------------------
         Office equipment         $  322,131   $  226,717   $   95,414   $  101,028
         Computer hardware           557,202      476,677       80,525       92,238
         Computer software           272,019      268,455        3,564       19,601
         Leasehold improvements      250,656      171,870       78,786      110,953
         --------------------------------------------------------------------------

                                  $1,402,008   $1,143,719   $  258,289   $  323,820
         ==========================================================================


         6. CAPITAL STOCK

         AUTHORIZED:

         - An unlimited number of Class A non-voting, non-cumulative, redeemable and non- participating shares.

         - An unlimited number of Class B voting (2 votes per share), non-cumulative, redeemable and non-participating shares.

         - An unlimited number of Class C voting (1 vote per share), non-cumulative, redeemable and non-participating shares.

         - An unlimited number of Class D, E, F and G voting (1 vote per share), non- cumulative, participating shares.

         - An unlimited number of Class H non-voting, cumulative dividend of 5%, redeemable and non-participating shares.

PROGESTIC INTERNATIONAL INC.                                              PAGE 7

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

         6. CAPITAL STOCK (CONTINUED)

         AUTHORIZED:

         - An unlimited number of Class I non-voting, cumulative dividend of 4% three years after issuance, redeemable, retractable and non-participating shares.

         - An unlimited number of Class J voting (1 vote per share), non-cumulative, participating shares.


         ISSUED:                              US $       US $
                                              2003       2002
         ------------------------------------------------------
         758 (963 in 2002) Class A shares   $ 56,152   $ 60,673
         856 (886 in 2002) Class H shares    634,121    558,216
         100,000 Class I shares                  741        630
         1,000 Class J shares                    741        630
         ------------------------------------------------------
                                            $691,755   $620,149
         ======================================================

         The Class H shares have a cumulative, but undeclared dividend amounting to approximately $11,235 US.

         7. OPERATING CREDIT

         The Company has available a $ 315,000 US operating line of credit. Credit arrangements are secured by a general assignment of book debts, a general security agreement and personal guarantees of the four principal shareholders.

         8. NET CHANGE TO NON CASH WORKING CAPITAL BALANCES RELATED TO
            OPERATIONS


         CASH PROVIDED BY (USED FOR):                  US $          US $
                                                       2003          2002
         ------------------------------------------------------------------
         Accounts receivable                        $ (23,013)   $  (6,929)
         Work in progress                             (32,041)     (45,915)
         Prepaid expenses                               3,264         (970)
         Accounts payable and accrued liabilities      73,299      (88,562)
         Income taxes recoverable                      (3,054)     (56,313)
         ------------------------------------------------------------------
                                                    $  18,455    $(198,689)
         ==================================================================

PROGESTIC INTERNATIONAL INC.                                              PAGE 8

NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2003

         9. COMMITMENTS

         The Company has three lease agreements. Office space in Ottawa is leased under the terms of an agreement that extends to April 30, 2005 with minimum annual rent of approximately $173,300 US. Office space in Winnipeg is leased under the terms of an agreement that extends to February, 2004 with minimum rent of $10,850 US. Office space in Toronto is leased under the terms of an agreement that expires July 31, 2005 with minimum annual rent of approximately $22,800 US.

         10. TAX BENEFITS AVAILABLE

         The financial statements do not reflect potential tax reductions available through the application of losses carried forward against future years earnings otherwise subject to income taxes. Losses, totalling $ 223,100 US would expire in the year 2010.

                              FSG CONSULTANTS INC.

                                AUDITORS' REPORT
                            AND FINANCIAL STATEMENTS

                                 MARCH 31, 2004


Statement of earnings                                                 1

Retained Earnings                                                     2

Cash Flows                                                            3

Balance sheet                                                         4

Notes                                                                5-8

                                AUDITORS' REPORT

To the Shareholders of
FSG Consultants Inc.

We have audited the statements of earnings and retained earnings and cash flows of FSG Consultants Inc. for the year ended on March 31, 2004 and the balance sheet as at that date. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of FSG Consultants Inc. as at March 31, 2004 and the results of its operations and its cash flows for the year then ended in accordance with Canadian generally accepted accounting principles.

LEMIRE MORIN TRAMBLAY CHARTERED ACCOUNTANTS

Chartered Accountant (General Partnership)
Gatineau (Quebec)
July 15th, 2004

                              FSG CONSULTANTS INC.
                              STATEMENT OF EARNINGS
                            YEAR ENDED MARCH 31, 2004
                           (in United States dollars)


                                                      2004               2003
                                                  -----------        -----------
SALES                                             $ 2,782,245        $ 3,301,712

COST OF SALES                                       2,365,999          2,705,337
                                                  -----------        -----------

GROSS MARGIN                                          416,246            596,375
                                                  -----------        -----------

OPERATING EXPENSES

    Amortization                                       11,222              8,902
    Doubtful accounts                                 (10,347)             1,526
    Business entertainment                             16,203             11,940
    Equipment rental                                    3,953              4,903
    Insurance                                           3,793              6,210
    Interest and bank charges                           2,506              2,095
    Interest and penalties                                 61                475
    Life insurance                                      3,795              1,873
    Office supplies                                    11,033             17,412
    Maintenance and repairs                             1,545              4,881
    Professionnal fees                                  4,157             15,606
    Publicity and promotion                             2,487             22,865
    Rent                                               24,511             20,119
    Salaries and benefits                             296,548            367,728
    Taxes, licences and permits                            74              2,162
    Telecommunications                                 11,112             13,129
    Training                                            2,016             15,443
    Travel                                              6,987             19,125
    Vehicle                                            23,746             12,460
                                                  -----------        -----------
                                                      415,402            548,854
                                                  -----------        -----------

OPERATING PROFIT                                          844             47,521

OTHER INCOME                                            2,523                  0
                                                  -----------        -----------

EARNINGS BEFORE TAXES                                   3,367             47,521

CURRENT INCOME TAXES                                    4,462             12,936
                                                  -----------        -----------
NET (LOSS) EARNINGS                               $    (1,095)       $    34,585
                                                  ===========        ===========

                              FSG CONSULTANTS INC.
                                RETAINED EARNINGS
                            YEAR ENDED MARCH 31, 2004
                           (in United States dollars)


                                                        2004             2003
                                                      ---------       ---------

RETAINED EARNINGS - BEGINNING OF YEAR                 $ 158,096       $ 168,885

NET (LOSS) EARNINGS                                      (1,095)         34,585

DIVIDEND                                                      0         (45,374)
                                                      ---------       ---------
RETAINED EARNINGS - END OF YEAR                       $ 157,001       $ 158,096
                                                      =========       =========

                              FSG CONSULTANTS INC.
                                   CASH FLOWS
                            YEAR ENDED MARCH 31, 2004
                           (in United States dollars)

                                                              2004         2003
                                                           ---------    ---------
OPERATING ACTIVITIES

   Net (loss) earnings                                     $  (1,095)   $  34,585
   Items not requiring an outlay of cash:
       Amortization                                           11,222        8,902
                                                           ---------    ---------
                                                              10,127       43,487
   Net changes in non-cash working capital
   items                                                     101,562      157,604
                                                           ---------    ---------

                                                             111,689      201,091
                                                           ---------    ---------

FINANCING ACTIVITIES

   Dividend                                                  (15,397)     (29,287)
   Share redemption - class B                               (105,287)           0
   Share issue - class B                                           0        6,913
                                                           ---------    ---------
                                                            (120,684)     (22,374)
                                                           ---------    ---------

INVESTING ACTIVITIES


   Acquisition of fixed assets                               (13,062)     (26,735)
                                                           ---------    ---------
                                                             (13,062)     (26,735)
                                                           ---------    ---------

EFFECT OF EXCHANGE RATE CHANGES ON CASH                       43,976       (7,128)

INCREASE (DECREASE) IN CASH                                   21,919      144,855

BANK OVERDRAFT - BEGINNING                                    (9,696)    (154,551)
                                                           ---------    ---------

CASH (BANK OVERDRAFT) - ENDING (note 2)                    $  12,223    $  (9,696)
                                                           =========    =========

Cash flows related to interest and taxes are as follows:

   Interest and bank charges                               $   2,566    $   2,095
                                                           =========    =========
   Interest received                                       $   2,523    $       0
                                                           =========    =========
   Income taxes paid (received)                            $ (13,692)   $  40,686
                                                           =========    =========

                                FSG CONSULTANTS INC.
                                    BALANCE SHEET
                                   MARCH 31, 2004
                             (in United States dollars)

                                                             2004         2003
                                                           --------     --------

                                       ASSETS
CURRENT ASSETS
    Bank                                                   $ 12,223     $      0
    Accounts receivable (note 3)                            477,205      572,412
    Income tax receivable                                       455       17,140
    Prepaid expenses                                          1,446          534
                                                           --------     --------
                                                            491,329      590,086

FIXED ASSETS (NOTE 4)                                        34,603       29,588
                                                           --------     --------
                                                           $525,932     $619,674
                                                           ========     ========



                                  LIABILITIES
CURRENT LIABILITIES
    Bank overdraft                                         $      0     $  9,696
    Accounts payable and accrued charges (note 5)           326,562      323,086
    Deferred income                                           6,840        4,427
    Dividend payable                                              0       15,397
                                                           --------     --------
                                                            333,402      352,606
                                                           --------     --------

                             SHAREHOLDERS' EQUITY
CAPITAL STOCK (NOTE 8)                                           38       94,095
CUMULATIVE TRANSLATION ADJUSTMENTS (NOTE 8)                  35,491       14,877
RETAINED EARNINGS                                           157,001      158,096
                                                           --------     --------
                                                            192,530      267,068
                                                           --------     --------
                                                           $525,932     $619,674
                                                           ========     ========

                              FSG CONSULTANTS INC.
                                      NOTES
                                 MARCH 31, 2004
                           (in United States dollars)

--------------------------------------------------------------------------------
NOTE 1 - NATURE OF THE CORPORATION ACTIVITIES

         The corporation was incorporated under the Canada Business Corporations Act on June 1, 1995 and operates a consulting business.

--------------------------------------------------------------------------------
NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

         These financial statements are prepared in accordance with generally accepted accounting principles of Canada and take into Consideration the following accounting policies:

         AMORTIZATION

         Amortization of capital assets is calculated on the basis of the diminishing balance method, at the following rates:

         Office equipment      20%
         Computer equipment    30%
         Software              30%

         Acquisitions of the current year are amortized at half the current rate.

         STATEMENT OF CASH FLOWS

         Bank overdraft is defined as bank overdraft and excludes bank loans.

         MARKET VALUE OF FINANCIAL INSTRUMENTS

         Book values of accounst receivable, income tax receivable, deferred income, dividend payable and accounts payable and accrued charges approximate their market valuse since they represent financial instruments to be transacted in the short term.

         FOREIGN CURRENCY TRANSLATION

         The Canadian dollar is the measurement currency of the Company's operations.

         For reporting purposes, the operations are translated in United States dollars using the current rate method. Under this methor, all assets and liabilities are translated at the year-end rate of exchange rate and all revenue and expense items are translated at the average rate of exchange for the year. The resulting translation adjustment is recorded as a separate component of shareholders' equity.

                              FSG CONSULTANTS INC.
                                      NOTES
                                 MARCH 31, 2004
                           (in United States dollars)


--------------------------------------------------------------------------------
NOTE 3 - ACCOUNTS RECEIVABLE

                                                   2004         2003
                                                ---------    ---------

         Customers                              $ 482,380    $ 587,255
         Taxes receivable                           5,235        3,994
         Security deposit                           1,030          920
         Allowance for doubtful accounts          (11,439)     (19,757)
                                                ---------    ---------
                                                $ 477,205    $ 572,412
                                                =========    =========


--------------------------------------------------------------------------------
NOTE 4 - FIXED ASSETS

                                                      2004                       2003
                                      -----------------------------------       -------
                                                   Accumulated    Net book      Net book
                                       Cost       amortization     value         value
                                      -----------------------------------       -------

         Office equipment             $13,998       $ 7,710       $ 6,288       $ 4,287
         Computer equipment            55,018        34,825        20,193        21,674
         Software                       7,355         4,017         3,337             0
         Leasehold improvements         5,980         1,196         4,785         3,627
                                      -------       -------       -------       -------

                                      $82,351       $47,748       $34,603       $29,588
                                      =======       =======       =======       =======


--------------------------------------------------------------------------------
NOTE 5 - ACCOUNTS PAYABLE AND ACCRUED CHARGES

                                  2004           2003
                                --------       --------

         Trade payables         $312,253       $313,871
         Salaries payable         14,309          9,214
                                --------       --------

                                $326,562       $323,086
                                ========       ========


--------------------------------------------------------------------------------
NOTE 6 - COMMITMENTS

         The company holds two operating leases for vehicles. The monthly instalments are $1,483 plus taxes. These contracts expire in June 2006 and May 2007.

         The commitment for the operating lease of a photocopier is $281 per month, expiring in September 2005.

         The company has a commitment for an operating lease building known as 196A Papineau, Gatineau, Quebec. The monthly payments are $1,144 plus taxes ending August 31, 2008. The rent includes real estate taxes, electricity, heating and air conditioning.

                              FSG CONSULTANTS INC.
                                      NOTES
                                 MARCH 31, 2004
                           (in United States dollars)


--------------------------------------------------------------------------------
NOTE 7 - BANK INDEBTEDNESS

         The bank indebtedness consists of a line of credit secured by an assignment of accounts receivable.


--------------------------------------------------------------------------------
NOTE 8 - CAPITAL STOCK

         AUTHORIZED:

         an unlimited number without par value of the following:

                  Class "A", voting, participating.
                  Class "B", voting, non participating, with dividend and redeemable.
                  Class "C", non voting, non participating, with dividend and redeemable.
                  Class "D", non voting, non participating, with dividend and redeemable.
                  Class "E", non voting, non participating, with dividend and redeemable.
                  Class "F", non voting, non participating, with dividend and redeemable.
                  Class "G", non voting, non participating, with fixed dividend of 8% per year non-cumulative and redeemable.

         ISSUED :                                              2004      2003
                                                             -------   -------
         2 000 000 Class "A" shares                          $    38   $    34
         0 Class " B " shares ( 138,063 in 2003)                   0    94,061
                                                             -------   -------
                                                             $    38   $94,095
                                                             =======   =======

         The Company redeemed all issued Class " B " shares for cash in the amount of $105,287.

         CUMULATIVE TRANSLATION ADJUSTMENTS

         The change in the cumulative translation adjustment represents the net unrealized foreign exchange gain on translation of the Canadian dollar denominated accounts to US dollars for reporting purposes.

--------------------------------------------------------------------------------
NOTE 9 - FINANCIAL ESTIMATES

         Management has to make estimates and assumptions which have an impact on amounts recorded as assets and liabilities, and on informations provided with regard to contingent assets and liabilities at the date of the financial statements and on amounts recorded as revenues and expenses for the period. These estimates are reviewed on a recurring basis and when ajustments are required, they are recorded in the results of the year during which these changes are brought to management.

                              FSG CONSULTANTS INC.
                                      NOTES
                                 MARCH 31, 2004
                           (in United States dollars)


--------------------------------------------------------------------------------
NOTE 10. RELATED PARTY TRANSACTIONS

         During the year, a shareholder provided office space to the company and was paid rent in the amount of $9,091. The transaction was concluded in the normal course of business at the exchange amount.


--------------------------------------------------------------------------------
NOTE 11 - SUBSEQUENT EVENT

         On June 3, 2004, 100% of the voting shares of the company have been acquired by another Corporation.

      INTRODUCTION TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS


Acquisition of Progestic International Inc. and FSG Consulting Inc.


On June 3, 2004, SPEARHEAD LIMITED, INC. (the "Company") acquired all of the issued and outstanding capital stock of Progestic International Inc. ("Progestic") and FSG Consultants Inc. ("FSG"). Each of the acquired companies is a Canadian corporation engaged in providing information technology-related consulting services.

The Company acquired all of the issued and outstanding capital stock of Progestic for a purchase price consisting of cash in the amount of CDN$500,000 and the issuance of 863,824 shares of the Company's common stock. Concurrently the Company acquired all of the issued and outstanding capital stock of FSG for a purchase price consisting of cash in the amount of CDN$350,000 and the issuance of 558,235 shares of the Company's common stock.

                 Unaudited Pro forma Consolidated Balance Sheet
                             as at December 31, 2003

                                                                                                      Spearhead
                                                                                                     Limited, Inc.
                                                                                                      Progestic
                                                                                                     International
                                                                                                      Inc. FSG
                                                           Spearhead                       FSG       Consulting Inc.
                                                            Limited,       Progestic    Consulting     Pro forma
                                                              Inc.        International    Inc.        Combined
                                                            Balance       Inc. Balance    Balance       Balance
                                                            Sheet At        Sheet At     Sheet At      Sheet At
                                                          December 31,   September 30,    March 31,  December 31,
                                                              2003            2003         2004          2003
                                                         --------------------------------------------------------

Current assets:
     Cash and cash equivalents                               $337,491        67,088      12,223         416,802 (1),(2),(3),(4)
     Accounts receivable - trade                            1,537,534     1,027,633     477,205       3,042,372
     Prepaid expenses                                          79,313        29,897       1,901         111,111
                                                         -------------------------------------------------------

   Total current assets                                     1,954,338     1,124,618     491,329       3,570,285
     Property and equipment, net                               27,748       258,289      34,603         320,640
     Goodwill                                               1,555,682                                 1,555,682 (2),(3),(4)
                                                         -------------------------------------------------------
          Total assets                                     $3,537,768     1,382,907     525,932       5,446,607
                                                         =======================================================

Current liabilities
     Bank loans                                                 3,857       175,266                     179,123
     Acccounts payable and accrued expenses                 1,682,375       601,167     326,562       2,610,104
     Deferred income                                                                      6,840           6,840
     Loans payable shareholders                                                                                 (1),(2),(3),(4)
     Income taxes payable                                      92,162                                    92,162
                                                         -------------------------------------------------------
   Total current liabilities                                1,778,394       776,433     333,402       2,888,229

     Dividends payable - class A                              380,888                                   380,888
                                                         -------------------------------------------------------

          Total liabilities                                 2,159,282       776,433     333,402       3,269,117

Stockholders' equity
     Capital stock                                          1,635,143       691,755          38       2,326,936 (2),(3)
     Retained earnings (deficit)                             (243,173)      (43,653)    157,001        (129,825)(2),(3)
     Accumulated comprehensive income                         (13,484)      (41,628)     35,491         (19,621)(2),(3)
                                                         -------------------------------------------------------

     Total stockholders equity                              1,378,486       606,474     192,530       2,177,490
                                                         ----------------------------------------------------------------------
          Total liabilities and stockholders' equity       $3,537,768     1,382,907     525,932       5,446,607
                                                         ======================================================================

[restubbed table]



                                                                            Spearhead
                                                                          Limited, Inc.
                                                                            Progestic
                                                                         International Inc.
                                                                               FSG
                                                                          Consulting Inc.
                                                                            Pro forma
                                                                           Consolidated
                                                                           Balance Sheet
                                                           Eliminating     At December 31,
                                                             Entries            2004
                                                                       -------------------
Current assets:
     Cash and cash equivalents                                       0        $416,802
     Accounts receivable - trade                                             3,042,372
     Prepaid expenses                                                          111,111
                                                                       ----------------

   Total current assets                                                      3,570,285
     Property and equipment, net                                               320,640
     Goodwill                                                1,187,409       2,743,091
                                                                       ----------------
          Total assets                                                      $6,634,016
                                                                       ================

Current liabilities
     Bank loans                                                                179,123
     Acccounts payable and accrued expenses                     80,337       2,529,767
     Deferred income                                                             6,840
     Loans payable shareholders                                860,000         860,000
     Income taxes payable                                                       92,162
                                                                       ----------------
   Total current liabilities                                                 3,667,892

     Dividends payable - class A                                               380,888
                                                                       ----------------

          Total liabilities                                                  4,048,780

Stockholders' equity
     Capital stock                                             514,957       2,841,893
     Retained earnings (deficit)                              (113,348)       (243,173)
     Accumulated comprehensive income                            6,137         (13,484)
                                                                       ----------------

     Total stockholders equity                                               2,585,236
                                                          -----------------------------
          Total liabilities and stockholders' equity                        $6,634,016
                                                          =============================


         Notes to unaduited pro forma consolidated financial statements
                             As At December 31, 2003

                                                                                 Debit        Credit
                                                                            ---------------------------
                                 -1-
Cash                                                                             860,000
Loans payable stockholders                                                                     860,000

To record loan proceeds which were used in acquistions

                                 -2-
Capital stock - Spearhead Limited, Inc.                                                        732,250
Capital stock - Progestic International                                          691,755
Retained earnings - Progestic                                                                   43,653
Accumlated comprehensive income                                                                 41,628
Cash                                                                                           349,997
Goodwill                                                                         475,773

To record acquisition of Progestic International Inc.

                                 -3-
Capital stock - Spearhead Limited, Inc.                                                        474,500
Capital stock - FSG Inc.                                                              38
Retained earning - FSG International                                             157,001
Accumulated comprehensive income                                                  35,491
Cash                                                                                           262,070
Goodwill                                                                         544,040

To record acquisition of FSG Consulting Inc.

                                 -4-
Goodwill                                                                         167,596
Cash                                                                                           247,933
A/P                                                                               80,337

To record additional costs of acquisition

           Unaudited Pro forma Consolidated Statement of Profit (loss)
                      for the year ended December 31, 2003


                                                                                                             Spearhead Limited,
                                                                                                               Inc. Progestic
                                                    Spearhead           Progestic                              International
                                                   Limited, Inc.       International       FSG                 FSG Consulting
                                                   Profit (loss)        Inc. Profit    Consulting Inc.         Inc. Pro forma
                                                     For year             (loss)          Profit                Consolidated
                                                       ended             For Year          (loss)               Profit (loss)
                                                    December 31,       September 30,      March 31,              December 31,
                                                       2003                2003             2004                    2003
                                             --------------------------------------------------------------------------------
Consulting revenue                                   $1,378,070          5,981,475        2,782,245              $10,141,790

Direct expenses                                       1,258,123          4,724,883        2,365,999                8,349,005
                                             --------------------------------------------------------------------------------

Gross margin                                            119,947          1,256,592          416,246                1,792,785

Selling, general & administrative expenses              337,201          1,550,225          412,879                2,300,305

Gain on sale of subsidiary                              189,912                                                      189,912
(Gain) loss from discontinued operations               (189,546)                                                    (189,546)
                                             --------------------------------------------------------------------------------

Income before income taxes                             (217,620)          (293,633)           3,367                 (507,886)

Income taxes                                             25,553            (29,955)           4,462                       60
                                             --------------------------------------------------------------------------------


Net income (loss)                                     ($243,173)          (263,678)          (1,095)               ($507,946)
                                             ================================================================================

Per share data:
     Basic and diluted
        net income (loss)                                                                                            ($0.015)
                                                                                                    =========================

Average number of shares outstanding                                                                              34,677,285
                                                                                                    =========================

                 Unaudited Pro forma Consolidated Balance Sheet
                              as at March 31, 2004

                                                                                                      Spearhead
                                                                                                     Limited, Inc.
                                                                                                      Progestic
                                                                                                     International
                                                                                                      Inc. FSG
                                                           Spearhead                       FSG       Consulting Inc.
                                                            Limited,       Progestic    Consulting     Pro forma
                                                              Inc.        International    Inc.        Combined
                                                            Balance       Inc. Balance    Balance       Balance
                                                            Sheet At        Sheet At     Sheet At      Sheet At
                                                            March 31,       March 31,     March 31,     March 31,
                                                              2004            2004         2004          2004
                                                         --------------------------------------------------------
Current assets:
     Cash                                                    $343,131          66,424      12,223        421,778 (1),(2),(3),(4)
     Accounts receivable - trade                            1,797,729       1,143,090     477,660      3,418,479
     Prepaid expenses                                         101,415          31,752       1,446        134,613
                                                         --------------------------------------------------------

   Total current assets                                     2,242,275       1,241,266     491,329      3,974,870
     Property and equipment, net                               38,645         167,590      34,603        240,838
     Goodwill                                               1,555,682                                  1,555,682 (2),(3),(4)
                                                         --------------------------------------------------------
          Total assets                                     $3,836,602       1,408,856     525,932      5,771,390
                                                         ========================================================

Current liabilities
     Bank loans                                                               147,123                    147,123
     Acccounts payable and accrued expenses                 1,675,500         567,423     326,562      2,569,485 (4)
     Deferred income                                                                        6,840          6,840
     Loans payable shareholders                                                                                  (1),(2),(3),(4)
     Income taxes payable                                         844                                        844
                                                         --------------------------------------------------------
   Total current liabilities                                1,676,344         714,546     333,402      2,724,292

     Dividends payable - class A                              376,587                                    376,587
                                                         --------------------------------------------------------

          Total liabilities                                 2,052,931         714,546     333,402      3,100,879

Stockholders' equity
     Capital stock                                          2,226,651         678,451          38      2,905,140 (2),(3)
        Retained earnings (deficit)                          (432,538)         15,859     157,001       (259,678)(2),(3)
        Accumulated comprehensive income                      (10,442)                     35,491         25,049 (2),(3)
                                                         --------------------------------------------------------

     Total stockholders equity                              1,783,671         694,310     192,530      2,670,511

                                                         ------------------------------------------------------------------------
          Total liabilities and stockholders' equity       $3,836,602       1,408,856     525,932      5,771,390
                                                         ========================================================================

[restubbed table]


                                                                            Spearhead
                                                                          Limited, Inc.
                                                                            Progestic
                                                                         International Inc.
                                                                               FSG
                                                                          Consulting Inc.
                                                                            Pro forma
                                                                           Consolidated
                                                                           Balance Sheet
                                                           Eliminating     At March 31,
                                                             Entries            2004
                                                                       -------------------
Current assets:
     Cash                                                            0           $421,778
     Accounts receivable - trade                                                3,418,479
     Prepaid expenses                                                             134,613
                                                                       -------------------

   Total current assets                                                         3,974,870
     Property and equipment, net                                                  240,838
     Goodwill                                                1,187,409          2,743,091
                                                                       -------------------
          Total assets                                                         $6,958,799
                                                                       ===================

Current liabilities
     Bank loans                                                                   147,123
     Acccounts payable and accrued expenses                    124,333          2,445,152
     Deferred income                                                                6,840
     Loans payable shareholders                                860,000            860,000
     Income taxes payable                                                             844
                                                                       -------------------
   Total current liabilities                                                    3,459,959

     Dividends payable - class A                                                  376,587
                                                                       -------------------

          Total liabilities                                                     3,836,546

Stockholders' equity
     Capital stock                                             528,261          3,433,401
        Retained earnings (deficit)                            (41,028)          (300,706)
        Accumulated comprehensive income                       (35,491)           (10,442)
                                                                       -------------------

     Total stockholders equity                                                  3,122,253

                                                         ---------------------------------
          Total liabilities and stockholders' equity                 0         $6,958,799
                                                         =================================

       Notes to unaduited pro forma consolidated financial statements
                         As At March 31, 2004

                                                                                Debit         Credit
                                                                             ----------------------------

                                 -1-
Cash                                                                              860,000
Loans payable stockholders                                                                       860,000

To record loan proceeds which were used in acquistions

                                 -2-
Capital stock - Spearhead Limited, Inc.                                                          732,250
Capital stock - Progestic International                                           678,451
Retained earnings - Progestic                                                                     71,977
Accumlated comprehensive income                                                                        0
Cash                                                                                             349,997
Goodwill                                                                          475,773

To record acquisition of Progestic International Inc.                           1,154,224      1,154,224

                                 -3-
Capital stock - Spearhead Limited, Inc.                                                          474,500
Capital stock - FSG Inc.                                                               38
Retained earning - FSG International                                              157,001
Accumulated comprehensive income                                                   35,491
Cash                                                                                             262,070
Goodwill                                                                          544,040

To record acquisition of FSG Consulting Inc.

                                 -4-
Goodwill                                                                          167,596
Cash                                                                                             247,933
Retained earnings                                                                                 43,996
A/P                                                                               124,333

To record additional costs of acquisition

           Unaudited Pro forma Consolidated Statement of Profit (loss) for the three months ended March 31, 2004

                                                                                             Spearhead Limited,
                                                                                  FSG          Inc. Progestic
                                                                             Consulting Inc.  International Inc.
                                              Spearhead         Progestic        Profit        FSG Consulting
                                            Limited, Inc.     International      (loss)        Inc. Pro forma
                                            Profit (loss)     Inc. Profit       March 31,       Consolidated
                                                                (loss)           2004           Profit (loss)
                                             --------------------------------------------------------------
Consulting revenue                           $ 2,271,926        1,518,130       1,723,608       $ 5,513,664

Direct expenses                                2,075,906        1,105,990       1,461,560         4,643,456
                                             --------------------------------------------------------------

Gross margin                                     196,020          412,140         262,048           870,208

Selling, general & administrative expenses       385,385          295,311         239,806           920,502
                                             --------------------------------------------------------------

Income before income taxes                      (189,365)         116,829          22,242           (50,294)

Income taxes                                        --               --             7,239             7,239
                                             --------------------------------------------------------------

Net income (loss)                            ($  189,365)         116,829          15,003       ($   57,533)
                                             ==============================================================

Per share data:
     Basic and diluted
        net income (loss)                                                                            ($0.002)
                                                                                                ============

Average number of shares outstanding                                                               38,114,561
                                                                                                =============